UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2022

MATIV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Mativ Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on October 27, 2022 (the “Original Form 8-K”). In the Original Form 8-K, the Company disclosed its expectation that Omar Hoek would serve as a consultant to the Company following his departure as the Company’s Chief Operating Officer. This Amendment amends the Original Form 8-K to provide the terms of such consulting arrangement.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on October 27, 2022, Omar Hoek tendered his resignation from his position as the Company’s Chief Operating Officer, effective as of March 1, 2023, to pursue other opportunities.

On December 21, 2022, SWM Luxembourg SARL (“SLS”), a wholly owned subsidiary of the Company, and Mr. Hoek entered into a Consulting and Services Agreement (the “Consulting Agreement”), which provides that, effective as of March 1, 2023, Mr. Hoek will provide certain consulting services to SLS for one year to support a smooth transition. As consideration for such ongoing services provided pursuant to the Consulting Agreement, SLS will pay Mr. Hoek a monthly, lump-sum consulting fee of €20,833. The Consulting Agreement also includes customary provisions, including intellectual property assignment and confidentiality requirements.

Also on December 21, 2022, Mr. Hoek entered into a Mutual Agreement for the Termination of Employment with SLS (the “Termination Agreement”). Under the terms of the Termination Agreement, Mr. Hoek is entitled to receive an annual incentive amount based on the Company’s performance for fiscal year 2022. The Termination Agreement also provides that any equity awards previously granted by the Company to Mr. Hoek that are not vested on or before March 1, 2023 will be forfeited.

The foregoing descriptions of the Consulting Agreement and the Termination Agreement are qualified in their entirety by reference to the full and complete terms of the Consulting Agreement and the Termination Agreement, which are included as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Consulting and Services Agreement, effective as of March 1, 2023, by and between SWM Luxembourg SARL and Mr. Omar Hoek.

10.2	Mutual Agreement for the Termination of Employment, dated as of December 21, 2022, by and between SWM Luxembourg SARL and Mr. Omar Hoek.

104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.

By: /s/ Ricardo Nunez
Ricardo Nunez
Chief Legal Officer, Secretary and Chief Compliance Officer

Dated: December 27, 2022